UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2013

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

Penn National Gaming, Inc. (“Penn”) announced today that Gaming and Leisure Properties, Inc. (“GLPI”), the real estate investment trust (REIT) that would be publicly traded and hold substantially all of Penn’s real property assets following the proposed separation of Penn’s operating assets from our real property assets, has filed an initial registration statement on Form S-11 with the Securities and Exchange Commission.  The filing can be accessed at: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001575965&owner=exclude&count=40. Investors should read the registration statement because it contains important information about GLPI and its separation from Penn including financial information and disclosures regarding GLPI’s capital structure, senior management and relationship with Penn.  The registration statement has not yet become effective.  GLPI common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective and this Current Report shall not constitute an offer to sell or the solicitation of an offer to buy shares of GLPI common stock.

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may vary materially from expectations. Although Penn and its subsidiaries believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations. Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks related to the following: the proposed separation of GLPI from Penn, including our ability to receive, or delays in obtaining, all necessary consents and approvals, the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Penn (post-spin) and GLPI to conduct and expand their respective businesses following the proposed spin-off; the diversion of management’s attention from regular business matters as it devotes time and resources to the proposed separation of Penn and GLPI; our ability to receive, or delays in obtaining, the regulatory approvals required to own, develop and/or operate our facilities, or other delays or impediments to completing our planned acquisitions or projects, including favorable resolution of any related litigation, including the recent appeal by the Ohio Roundtable addressing the legality of video lottery terminals in Ohio; our ability to secure state and local permits and approvals necessary for construction; construction factors, including delays, unexpected remediation costs, local opposition and increased cost of labor and materials; our ability to successfully integrate Harrah’s St. Louis into our existing business; our ability to reach agreements with the thoroughbred and harness horseman in Ohio and to otherwise maintain agreements with our horseman, pari-mutuel clerks and other organized labor groups; the passage of state, federal or local legislation (including referenda) that would expand, restrict, further tax, prevent or negatively impact operations in or adjacent to the jurisdictions in which we do or seek to do business (such as a smoking ban at any of our facilities); the effects of local and national economic, credit, capital market, housing, and energy conditions on the economy in general and on the gaming and lodging industries in particular; the activities of our competitors and the emergence of new competitors (traditional and internet based); increases in the effective rate of taxation at any of our properties or at the corporate level; our ability to identify attractive acquisition and development opportunities and to agree to terms with partners for such transactions; the costs and risks involved in the pursuit of such opportunities and our ability to complete the acquisition or development of, and achieve the expected returns from, such opportunities; our expectations for the continued availability and cost of capital; the outcome of pending legal proceedings; changes in accounting standards; our dependence on key personnel; the impact of terrorism and other international hostilities; the impact of weather; and other factors as discussed in Penn’s Annual Report on Form 10-K for the year ended December 31, 2012, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. Penn does not intend to update publicly any forward-looking statements except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2013	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert Ippolito
Name: Robert Ippolito
Title: Vice President, Secretary and Treasurer

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